As filed with the Securities and Exchange Commission on June 18, 2003.

                                                   Registration No. 333-63912


                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                      POST-EFFECTIVE AMENDMENT NO. 1 TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                    Under
                          The Securities Act of 1933
                        JACK HENRY & ASSOCIATES, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                                   43-1128385
 -------------------------------                   ------------------
 (State or other jurisdiction of                    (I.R.S. Employer)
 incorporation or organization)                    Identification No.)

                      663 West Highway 60, P.O. Box 807
                            Monett, Missouri 65708
                                (417) 235-6652
   (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)


         Jack Henry & Associates, Inc. 401(k) Retirement Savings Plan
                           (Full title of the plan)


     Michael E. Henry, Chairman of the Board and Chief Executive Officer
                        JACK HENRY & ASSOCIATES, INC.
                        663 Highway 60, P.O. Box 807,
                            Monett, Missouri 65708
                                (417) 235-6652
           (Name, address, including zip code and telephone number,
                  including area code, of agent for service)

                                 Copies to:
    Robert T. Schendel,                     Kevin D. Williams
    General Counsel                         Chief Financial Officer
    Jack Henry & Associates, Inc.           Jack Henry & Associates, Inc.
    10910 W. 87th Street                    663 West Highway 60, P.O. Box 807
    Lenexa, Kansas 66214                    Monett, Missouri 65708

 Explanatory Note

      The purpose of this Post-Effective Amendment No. 1 to Registration Statement No. 333-63912 is to reflect the amendment and restructuring of the Jack Henry & Associates, Inc. 401(k) Employee Stock Ownership Plan and Trust, which has been split into two separate plans, the Jack Henry
 & Associates, Inc. Employee Stock Ownership Plan and the Jack Henry & Associates, Inc. 401(k) Retirement Savings Plan. As all future plan shares will be issued only through the Jack Henry & Associates 401(k) Retirement Savings Plan, the Registrant is filing this Post-Effective Amendment No. 1 to record the change in name and to allocate those shares which remain unsold from the original registration statement to the Jack Henry & Associates, Inc. 401(k) Retirement Savings Plan.



                                    PART I

                         INFORMATION REQUIRED IN THE
                           SECTION 10(a) PROSPECTUS

 Item 1.   Plan Information.
           -----------------
           Not required to be filed.


 Item 2.   Registrant Information and Employee Plan Information.
           -----------------------------------------------------
           Not required to be filed.


                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

 Item 3.   Incorporation of Certain Documents by Reference.
           ------------------------------------------------
      The contents of the original Registration Statement (Registration No. 333-63912) are hereby incorporated by reference, with the exception that all references to the Jack Henry & Associates, Inc. 401(k) Employee Stock Ownership Plan and Trust are now references to the Jack Henry & Associates, Inc. 401(k) Retirement Savings Plan.

 Item 8.   Exhibits.
           ---------
           The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Monett, State of Missouri, on June 18, 2003.

                               JACK HENRY & ASSOCIATES, INC.,
                               Registrant

                               By /s/ Michael E. Henry
                               -----------------------------------------
                               Michael E. Henry, Chief Executive Officer


           Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


 /s/ Michael E. Henry   Chairman of the Board, Chief           June 18, 2003
 ---------------------  Executive Officer and Director
 Michael E. Henry

 /s/ Kevin D. Williams  Chief Financial Officer (Principal     June 18, 2003
 ---------------------  Accounting Officer)
 Kevin D. Williams

 /s/ John W. Henry*     Vice Chairman, Senior Vice President   June 18, 2003
 ---------------------  and Director
 John W. Henry

 /s/ Jerry D. Hall*     Executive Vice President and Director  June 18, 2003
 ---------------------
 Jerry D. Hall

 /s/ James J. Ellis*    Director                               June 18, 2003
 ---------------------
 James J. Ellis

 /s/ Burton O. George*  Director                               June 18, 2003
 ---------------------
 Burton O. George

 /s/ George R. Curry*   Director                               June 18, 2003
 ---------------------
 George R. Curry

                        Director
 ---------------------
 Joseph Maliekel


 * by Michael E. Henry as attorney-in-fact pursuant to the power of attorney previously filed with the Registration Statement on Form S-8 to which this is Post-Effective Amendment No.1.

 EXHIBIT INDEX

 Exhibit
 Number                             Exhibit
 -------                            -------
  4.1.1 Certificate of Incorporation of the Company (incorporated by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, filed November 17,
                   1985).

  4.1.2 Certificate of Amendment of Certificate of Incorporation (incorporated by reference from Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the Quarter ended December 31, 1987).

  4.1.3 Certificate of Amendment of Certificate of Incorporation (incorporated by reference from Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the Year Ended June 30, 1993).

  4.1.4 Certificate of Amendment of Certificate of Incorporation (incorporated by reference from Exhibit 3.5 to the Registrant's Annual Report on Form 10-K for the year ended June 30, 1997).

  4.1.5 Certificate of Amendment of Certificate of Incorporation (incorporated by reference from Exhibit 3.6 to the Registrant's Annual Report on Form 10-K for the year ended June 30, 1998).

  4.2              Amended and Restated Bylaws of the Registrant
                   (incorporated by reference from Exhibit A to the Registrant's Quarterly Report on Form 10-Q for the Quarter ended March 31, 1996).

  5.1 Opinion of Shughart Thomson & Kilroy P.C., regarding the legality of securities to be issued.*

  5.2 Internal Revenue Service Determination Letter that the Plan is qualified under Section 401 of the Internal Revenue Code.**

  23.1             Consent of Deloitte & Touche LLP.

  23.2 Consent of Shughart Thomson & Kilroy, P.C. (contained in their opinion filed as exhibit 5.1).*

  24.1             Powers of attorney *

  * Previously filed as an exhibit to the Registration Statement on Form S-8 to which this is Post-Effective Amendment No. 1.

 ** In lieu of filing, the Registrant will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.